UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Section 240.14a-12

Oracle Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! ORACLE CORPORATION 2024 Annual Meeting Vote by November 13, 2024 11:59 PM ET. For shares held in a Plan, vote by November 11, 2024 11:59 PM ET. ORACLE CORPORATION ATTN: LUIS MONTANO 2300 ORACLE WAY AUSTIN, TX 78741 V56810-P17961 You invested in ORACLE CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on November 14, 2024. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 31, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* November 14, 2024 9:00 AM, CST Virtually at: www.virtualshareholdermeeting.com/ORCL2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01) Awo Ablo 02) Jeffrey S. Berg 03) Michael J. Boskin 04) Safra A. Catz 05) Bruce R. Chizen 06) George H. Conrades 07) Lawrence J. Ellison 08) Rona A. Fairhead 09) Jeffrey O. Henley 10) Charles W. Moorman 11) Leon E. Panetta 12) William G. Parrett 13) Naomi O. Seligman For 2. Advisory Vote to Approve the Compensation of our Named Executive Officers For 3. Ratification of the Selection of our Independent Registered Public Accounting Firm For 4. Stockholder Proposal Regarding a Report on Climate Risks to Retirement Plan Beneficiaries Against NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V56811-P17961